UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 10, 2005

PENN VIRGINIA RESOURCE PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-16735	23-3087517
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Radnor Corporate Center, Suite 230

100 Matsonford Road

Radnor Pennsylvania 19087

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (610) 687-8900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 10, 2005, Penn Virginia Resource Partners, L.P. (the “Partnership”) entered into an Underwriting Agreement between the Partnership, Penn Virginia Resource GP, LLC, Penn Virginia Operating Co., LLC, Peabody Energy Corporation, Peabody Natural Resources Company (the “Selling Unitholder”) and the underwriters named on Schedule I thereto (the “Underwriters”), pursuant to which the Partnership will sell 2,511,842 common units representing limited partner interests in the Partnership (the “Common Units”) pursuant to an effective shelf registration statement on Form S-3 (Registration No. 333-106195) and the Selling Unitholder will sell 838,158 Common Units pursuant to an effective shelf registration statement on Form S-3 (Registration No. 333-106239) (collectively, the “Registration Statements”) as the Registration Statements have been amended and supplemented by the prospectus supplement dated March 10, 2005. The Partnership has also granted the Underwriters a 30-day option to purchase up to an additional 502,500 Common Units.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure

On March 10, 2005, the Partnership announced that it had priced its previously announced public offering of 3,350,000 Common Units, including 2,511,842 Common Units to be sold by the Partnership, and an additional 838,158 Common Units to be sold by the Selling Unitholder. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange of 1934, each as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits. The following exhibits are being furnished herewith.

1.1	Underwriting Agreement, dated March 10, 2005, between Penn Virginia Resource Partners, L.P., Penn Virginia Resource GP, LLC, Penn Virginia Operating Co., LLC, Peabody Energy Corporation, Peabody Natural Resources Company and the underwriters named on Schedule I thereto.

5.1	Opinion of Vinson & Elkins L.L.P.

8.1	Opinion of Vinson & Elkins L.L.P. relating to tax matters.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibits 5.1 and 8.1).

99.1	Penn Virginia Resource Partners, L.P. press release dated March 10, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2005

Penn Virginia Resource Partners, L.P.

By:	Penn Virginia Resource GP, LLC
its General Partner

By:	/s/ Frank A. Pici
Frank A. Pici
Vice President and Chief Financial Officer

EXHIBIT INDEX

1.1	Underwriting Agreement, dated March 10, 2005, between Penn Virginia Resource Partners, L.P., Penn Virginia Resource GP, LLC, Penn Virginia Operating Co., LLC, Peabody Energy Corporation, Peabody Natural Resources Company and the underwriters named on Schedule I thereto.

5.1	Opinion of Vinson & Elkins L.L.P.

8.1	Opinion of Vinson & Elkins L.L.P. relating to tax matters.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibits 5.1 and 8.1).

99.1	Penn Virginia Resource Partners, L.P. press release dated March 10, 2005.